Supplement to the
Fidelity Freedom Funds®
May 24, 2002
Prospectus

On October 17, 2002, the Board of Trustees of Fidelity Capital & Income Fund and Fidelity High Income Fund authorized the reduction of the funds' redemption fee period from 270 days to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 1.00% of the amount redeemed.

The following information replaces similar information found under the heading "Domestic Equity Funds" in the "Description of Underlying Fidelity Funds" section on page 28 for Fidelity Mid-Cap Stock Fund.

FMR normally invests at least 80% of the fund's assets in common stocks of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, FMR generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap or the S&P® MidCap 400. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the index. FMR may also invest the fund's assets in companies with smaller or larger market capitalizations.

The following information replaces similar information found under the heading "Investment-Grade Fixed-Income Funds" in the "Description of Underlying Fidelity Funds" section on page 32 for Fidelity Government Income Fund.

FMR normally invests the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. FMR normally invests at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR does not currently intend to invest more than 40% of the fund's assets in mortgage securities.

The following information replaces similar information found under the heading "Investment-Grade Fixed-Income Funds" in the "Description of Underlying Fidelity Funds" section on page 32 for Fidelity Intermediate Bond Fund.

FMR normally invests at least 80% of the fund's assets in investment-grade debt securities of all types and repurchase agreements for those securities.

The following information replaces similar information found under the heading "Investment-Grade Fixed-Income Funds" in the "Description of Underlying Fidelity Funds" section on page 33 for Fidelity Investment Grade Bond Fund.

FMR normally invests at least 80% of the fund's assets in investment-grade debt securities of all types and repurchase agreements for those securities.

The following information replaces similar information found under the heading "Investment-Grade Fixed-Income Funds" in the "Description of Underlying Fidelity Funds" section beginning on page 34 for Fidelity High Income Fund.

FMR normally invests the fund's assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR currently intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The following information supplements similar information found under the heading "Investment-Grade Fixed-Income Funds" in the "Description of Underlying Fidelity Funds" section beginning on page 34 for Fidelity High Income Fund.

FF-03-01 January 1, 2003
1.708110.128

FMR uses the credit quality distribution of an index representing the overall high yield bond market as a guide in structuring the fund's credit quality composition. FMR generally expects the fund to be less heavily invested in issuers with the lowest credit ratings than the index weighting of such issuers. As of June 29, 2002, FMR used the Merrill Lynch High Yield Master II Index to represent the overall high yield bond market.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 41.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 42.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page 45.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.